Fourth Quarter & Full Year 2022 Earnings Presentation www.ussteel.com February 2, 2023

Legal disclaimers These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation as of and for the fourth quarter and full year of 2022. Financial results as of and for the periods ended December 31, 2022 provided herein are preliminary unaudited results based on current information available to management. They should be read in conjunction with the consolidated financial statements and Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. These slides contain information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may,” and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities or operating capabilities, the timing, size and form of share repurchase transactions, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in the global economic environment, including supply and demand conditions, inflation, interest rates, supply chain disruptions and changes in prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions reduction goals, statements regarding existing or new regulations and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward- looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual report on Form 10-K for the year ended December 31, 2021 and those described from time to time in our future reports filed with the Securities and Exchange Commission. The investment in direct reduced-grade (DR) pellets and expected timeline described herein are subject to state and local support and receipt of regulatory permitting. References to “U. S. Steel,” “the Company,” “we,” “us,” and “our” refer to United States Steel Corporation and its consolidated subsidiaries, references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context and references to “Transtar” refer to Transtar LLC and its direct and indirect subsidiaries unless otherwise indicated by context. 2

Explanation of use of non-GAAP measures We present adjusted net earnings, adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings and adjusted net earnings per diluted share are non-GAAP measures that exclude the effects of items that include: restructuring and other charges, asset impairment charges, United Steelworkers labor agreement signing bonus and related costs, losses (gains) on assets sold and previously held investments, gain on sale of Transtar, environmental remediation charges, debt extinguishment, pension de-risking, tax impact of adjusted items, and other charges, net (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the effects of certain Adjustment Items. We present adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. We present free cash flow, a non-GAAP measure of cash generated from operations, after any investing activity and dividends paid to stockholders. We believe that free cash flow provides further insight into the Company's overall utilization of cash. We also present net debt, a non-GAAP measure calculated as total debt less cash and cash equivalents. We believe net debt is a useful measure in calculating enterprise value. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached. 3

CURRENT LANDSCAPE CHALLENGES SOLUTION PATH FORWARD Advancing towards our Best for All® future 4 Bullish on U. S. Steel’s future Delivering on Best for All Transitioning to a less cost- / capital- and carbon- intensive business model while becoming the best steel competitor Balanced capital allocation framework Expanding competitive advantages Confident in our ability to execute our Best for All future, SAFELY Maintaining strong trade enforcement

ADVANCING TOWARDS OUR BEST FOR ALL FUTURE Gary Works pig iron machine – completed in the fourth quarter 2022 ahead of schedule & on budget.

6 6 Advancing towards our Best for All future Delivering for all our stakeholders Providing customers with profitable steel solutions for people and planet to reward stockholders Delivering profitable solutions and rewarding stockholders ✓ ✓ ✓ Growing competitive advantages Improving through-cycle performance Developing quality products & customer process solutions Best for people ✓ ✓ ✓ Leading safety performance Innovating for customers’ evolving needs Committed to a diverse, equitable, & inclusive culture Best for planet ✓ ✓ ✓ Committed to our 20% 2030 GHG goal1 Targeting net zero emissions by 20502 Delivering sustainable steels today3 1 20% reduction in global greenhouse gas (GHG) emission intensity by 2030 for our scope 1 and scope 2 emissions, versus a 2018 baseline. 2 Targeting net zero carbon emissions by 2050 for our scope 1 and scope 2 emissions. 3 Our mini mill steelmaking is capable of producing steel with up to 70-80% less CO2 emissions compared to the traditional, integrated steelmaking process.

7 7 Advancing towards our Best for All future Growing competitive advantages LOW-COST IRON ORE MINI MILL STEELMAKING BEST-IN-CLASS FINISHING CAPABILITIES U. S. Steel’s Competitive Advantages:

8 8 Advancing towards our Best for All future Key to stockholder value / ESG transformation Supplying up to 500,000 tons annually to Big River Steel of internally sourced pig iron Expanding into DR-grade pellet capabilities to serve the growing EAF market On-track for expected $1.3 billion annual through- cycle EBITDA from the Mini Mill segment by 2026 Expected $1+ billion annual through-cycle free cash flow from the Mini Mill segment by 20261 Providing sustainable steels in growing strategic markets, like electric vehicles Expanding customer relationships with our verdeX® brand of sustainable, lower-GHG emission steels2 1 Mini Mill segment expected annual through-cycle free cash flow is inclusive of expected sustaining capex, taxes, and working capital changes. 2 GHG = Greenhouse gas. Differentiated metallics strategy LOW-COST IRON ORE Free cash flow engine MINI MILL STEELMAKING Sustainable steel solutions BEST-IN-CLASS FINISHING

9 9 Advancing towards our Best for All future Expanding our low-cost iron ore advantage Gary Works Pig Iron Completed ahead of schedule Completed on budget DR-grade Pellets On budget On schedule $60M budget 4Q ‘22 start-up $30M EBITDA1 $150M budget $150M budget 2024 start-up Creating value through iron ore advantage 1 EBITDA references expected run-rate contribution by 2024.

10 10 Advancing towards our Best for All future Executing on Mini Mill / finishing investments BRS Non-grain Oriented (NGO) Electrical Steel Line On schedule On budget On budget On schedule On budget On schedule $450M budget 3Q ‘23 start-up $140M EBITDA2 $280M budget 2Q ‘24 start-up $60M EBITDA2 $3B budget 2024 start-up $650M EBITDA2 BRS Coating Line Big River 2 (BR2) 1 BRS = Big River Steel; 2 EBITDA references expected annual run-rate contribution by 2026.

11 11 Advancing towards our Best for All future Future earnings power to reward stockholders BR2 MINI MILL STEELMAKING $650M Run-rate EBITDA by ‘26 NGO STEEL BEST-IN-CLASS FINISHING $140M Run-rate EBITDA by ‘26 COATING LINE BEST-IN-CLASS FINISHING $60M Run-rate EBITDA by ‘26 2022 20242023 2025 $830M 2026+ $880M $15M $230M Expected EBITDA contribution: BR2 NGO + Coating GARY PIG IRON LOW-COST IRON ORE $30M Run-rate EBITDA by ‘24 Gary Pig Iron Run-rate, through- cycle EBITDA

FOURTH QUARTER & FULL YEAR UPDATE Big River 2 – on schedule / on budget for 2024 start-up.

Full year 2022 update Improving on record safety performance 0.10 0.07 0.06 0.05 20222019 2020 2021 BLS - Iron & Steel: 0.90 Benchmark 1 : OSHA Days Away from Work 2 Safety first: Multiple years of record-setting performance 131 Bureau of Labor Statistics – Iron & Steel 2021 data. 2 Occupational Safety and Health Administration (OSHA) Days Away from Work is defined as number of days away cases x 200,000 / hours worked.

Reported Net Earnings (Loss) $ Millions Profit Margin: $1,430 $898 $1,104 $516 $226 1Q 2022 4Q 20222Q 20224Q 2021 3Q 2022 Adjusted Net Earnings (Loss) $ Millions Adjusted Profit Margin: $1,524 $1,139 $1,422 $650 $234 4Q 20224Q 2021 2Q 20221Q 2022 3Q 2022 Total Segment EBIT1 $ Millions Total Segment EBIT Margin1: $1,728 $1,337 $1,620 $848 $431 4Q 2021 3Q 20221Q 2022 2Q 2022 4Q 2022 Adjusted EBITDA2 $ Millions Adjusted EBITDA Margin2: $1,069 $882 $978 $490 $174 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 19% 25% 27% 31% 17% 17% 22% 26% 16% 18% 23% 26% 9% 10% 12% 16% 4% 5% 5% 10% Fourth quarter 2022 update Financial updates 14Note: For reconciliation of non-GAAP amounts see Appendix. 1 Earnings (loss) before interest and income taxes. 2 Earnings (loss) before interest, income taxes, depreciation and amortization, and excluding adjustment items.

Reported Net Earnings (Loss) $ Millions Profit Margin: $957 $15 ($920) $4,400 $2,742 FY 2019FY 2018 FY 2020 FY 2021 FY 2022 Adjusted Net Earnings (Loss) $ Millions Adjusted Profit Margin: $1,239 $95 ($805) $4,801 $3,442 FY 2019FY 2018 FY 2020 FY 2021 FY 2022 Segment EBIT1 $ Millions Segment EBIT Margin1: $1,760 $711 ($162) $5,592 $4,233 FY 2018 FY 2019 FY 2021FY 2020 FY 2022 Adjusted EBITDA2 $ Millions Adjusted EBITDA Margin2: $1,115 ($630) ($1,165) $4,174 $2,524 FY 2018 FY 2021FY 2019 FY 2020 FY 2022 Full year 2022 update Financial updates 8% 7%(5%) 0%(12%) (9%)21% 22%12% 13% 9% 12%1% 5%(8%) (2%)24% 28%16% 20% 15Note: For reconciliation of non-GAAP amounts see Appendix. 1 Earnings (loss) before interest and income taxes. 2 Earnings (loss) before interest, income taxes, depreciation and amortization, and excluding adjustment items.

Flat-rolled segment
Key statistics

Operating Statistics

	4Q 2021	1Q 2022	2Q 2022	3Q 2022	4Q 2022	FY 2021	FY 2022
Shipments: in 000s, net tons	2,032	1,947	2,365	2,176	**1,885**	9,018	**8,373**
Production: in 000s, net tons	2,181	2,205	2,424	2,265	**1,952**	9,881	**8,846**
Average Selling Price $ / net ton	$1,432	$1,368	$1,339	$1,232	**$1,086**	$1,172	**$1,261**

Segment EBITDA $ Millions



$1,017
$636
$902
$631
$284
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022
$3,121
$2,450
FY 2021
FY 2022

EBITDA Margin:	4Q 2021	1Q 2022	2Q 2022	3Q 2022	4Q 2022	FY 2021	FY 2022
	30%	21%	23%	19%	**11%**	25%	**19%**

EBITDA Bridge $ Millions, 4Q 2021 vs. 4Q 2022



$1,017
($667)
($119)
($92)
$145
$284
4Q 2021
Commercial
Raw Materials
Operating Costs
Other
4Q 2022

Commercial: The unfavorable impact is primarily the result of lower average realized prices and fewer shipments.

Raw Materials: The unfavorable impact is primarily the result of higher coal costs.

Operating Costs: The unfavorable impact is primarily the result of increased costs for purchased products and services.

Other: The favorable impact is primarily the result of reduced variable compensation.

EBITDA Bridge $ Millions, 3Q 2022 vs. 4Q 2022



$631
($399)
$1
$5
$46
$284
3Q 2022
Commercial
Raw Materials
Operating Costs
Other
4Q 2022

Commercial: The unfavorable impact is primarily the result of lower average realized prices and fewer shipments.

Raw Materials: The change is immaterial.

Operating Costs: The favorable impact is primarily the result of management actions on spending.

Other: The favorable impact is primarily the result of reduced variable compensation.

United States Steel Corporation

Note: For reconciliation of non-GAAP amounts see Appendix.

16

Mini Mill segment[1]
Key statistics

Operating Statistics

	4Q 2021	1Q 2022	2Q 2022	3Q 2022	4Q 2022	FY 2021	FY 2022
Shipments: in 000s, net tons	559	507	615	529	636	2,230	2,287
Production: in 000s, net tons	681	601	750	616	683	2,688	2,650
Average Selling Price $ / net ton	$1,490	$1,372	$1,331	$1,096	$786	$1,314	$1,134

Segment EBITDA $ Millions



$407
$318
$309
$40
($28)
December EBITDA positive
$1,357
$639
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022
FY 2021
FY 2022
EBITDA Margin:
41%
38%
31%
6%
(5%)
39%
21%

EBITDA Bridge $ Millions, 4Q 2021 vs. 4Q 2022



$407
($464)
($24)
$0
$53
($28)
4Q 2021
Commercial
Raw Materials
Operating Costs
Other
4Q 2022

Commercial: The unfavorable impact is primarily the result of lower average realized prices partially offset by higher shipment volumes.

Raw Materials: The unfavorable impact is primarily the result of higher metallics costs.

Operating Costs: No change.

Other: The favorable impact is primarily the result of decreased variable compensation.

EBITDA Bridge $ Millions, 3Q 2022 vs. 4Q 2022



$40
($164)
$95
$0
$1
($28)
3Q 2022
Commercial
Raw Materials
Operating Costs
Other
4Q 2022

Commercial: The unfavorable impact is primarily the result of lower average realized prices partially offset by higher shipment volumes.

Raw Materials: The favorable impact is primarily the result of lower metallics costs.

Operating Costs: No change.

Other: The change is not material.

United States Steel Corporation

Note: For reconciliation of non-GAAP amounts see Appendix.

[1] Mini Mill segment includes Big River Steel performance as a fully consolidated entity of U. S. Steel, which began on January 15, 2021.

17

U. S. Steel Europe segment
Key statistics

Operating Statistics

	4Q 2021	1Q 2022	2Q 2022	3Q 2022	4Q 2022	FY 2021	FY 2022
Shipments: in 000s, net tons	1,028	1,110	1,067	867	715	4,302	3,759
Production: in 000s, net tons	1,181	1,088	1,216	946	589	4,931	3,839
Average Selling Price $ / net ton	$1,075	$1,109	$1,217	$1,021	$957	$966	$1,090

Segment EBITDA $ Millions



$293
$287
$302
($12)
($48)
$1,073
$529
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022
FY 2021
FY 2022

EBITDA Margin:	4Q 2021	1Q 2022	2Q 2022	3Q 2022	4Q 2022	FY 2021	FY 2022
	26%	23%	22%	(1%)	(7%)	25%	12%

EBITDA Bridge $ Millions, 4Q 2021 vs. 4Q 2022



$293
($124)
($190)
($1)
($26)
($48)
4Q 2021
Commercial
Raw Materials
Operating Costs
Other
4Q 2022

Commercial: The unfavorable impact is primarily the result of fewer shipments.

Raw Materials: The unfavorable impact is primarily the result of higher costs for coking coal.

Operating Costs: The change is not material.

Other: The unfavorable impact is primarily the result of increased energy costs partially offset by lower variable compensation.

EBITDA Bridge $ Millions, 3Q 2022 vs. 4Q 2022



($12)
($89)
$18
$5
$30
($48)
3Q 2022
Commercial
Raw Materials
Operating Costs
Other
4Q 2022

Commercial: The unfavorable impact is primarily the result of lower average realized prices and fewer shipments.

Raw Materials: The favorable impact is primarily the result of lower costs for coking coal.

Operating Costs: The favorable impact is primarily the result of management actions on spending controls.

Other: The favorable impact is primarily the result of lower variable compensation and the strengthening of the Euro vs. the U.S. dollar partially offset by increased energy costs.

United States Steel Corporation

Note: For reconciliation of non-GAAP amounts see Appendix.

18

Tubular segment
Key statistics

Operating Statistics

	4Q 2021	1Q 2022	2Q 2022	3Q 2022	4Q 2022	FY 2021	FY 2022
Shipments: in 000s, net tons	127	128	136	126	133	444	523
Production: in 000s, net tons	140	156	168	173	137	464	634
Average Selling Price $ / net ton	$1,968	$2,349	$2,727	$3,217	$3,616	$1,696	$2,978

Segment EBITDA $ Millions



$42
$89
$119
$167
$217
$48
$592
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022
FY 2021
FY 2022
EBITDA Margin:
16%
29%
31%
39%
44%
6%
37%

EBITDA Bridge $ Millions, 4Q 2021 vs. 4Q 2022



$42
$193
$11
($2)
($27)
$217
4Q 2021
Commercial
Raw Materials
Operating Costs
Other
4Q 2022

Commercial: The favorable impact is primarily the result of higher average realized prices.

Raw Materials: The favorable impact is primarily the result of lower scrap costs.

Operating Costs: The change is not material.

Other: The unfavorable impact is primarily the result of increased variable compensation.

EBITDA Bridge $ Millions, 3Q 2022 vs. 4Q 2022



$167
$64
$5
$7
($26)
$217
3Q 2022
Commercial
Raw Materials
Operating Costs
Other
4Q 2022

Commercial: The favorable impact is primarily the result of higher average realized prices.

Raw Materials: The favorable impact is primarily the result of lower scrap costs.

Operating Costs: The favorable impact is primarily the result of fewer planned outages.

Other: The unfavorable impact is primarily the result of increased variable compensation.

United States Steel Corporation

Note: For reconciliation of non-GAAP amounts see Appendix.

19

78% 22% Firm (25%) Cost based (5%) Market based quarterly (28%) Market based monthly (18%) Spot (24%) Firm (5%) Cost based (5%) Market based quarterly (4%) Market based monthly (47%) Spot (39%) Firm (38%) Cost based (2%) Market based quarterly (2%) Market based monthly (6%) Spot (52%) Program (78%) Spot (22%) 38% 52% 2% 2% 6% 47% 39% 4% 5% 5% 25% 5% 28% 18% 24% Full year 2022 update Contract / spot mix by segment Flat-rolled Mini Mill U. S. Steel Europe Tubular 20Note: Excludes intersegment shipments. Growing program volume to serve strategic basins

Income Statement Depreciation, Depletion, and Amortization Pension and Other Benefits Costs / (Income) $123M in EBITDA; ($167M) in net interest & other financial costs $777 ($44) million million Flat-rolled Segment1 Estimated 3rd Party Shipment Volumes Operating Metrics 8.5 – 9.0 Mini Mill Segment1 Estimated 3rd Party Shipment Volumes 2.6 – 2.8 U. S. Steel Europe Segment1 Estimated 3rd Party Shipment Volumes 3.8 – 4.0 million tons million tons million tons Tubular Segment Estimated Shipment Volumes 0.45 – 0.55 million tons Pension and Other Benefits Cash Payments $123 Cash Interest Expense $225 Cash Flow Statement million million Capital Spending $2.5 billion 2023 outlook Current full year projections 211Note: Excludes intersegment shipments.

Operating Indefinitely Idled N o rt h A m e ri c a n F la t- R o ll e d T u b u la r E u ro p e MinntacIron ore pellets Keetac – 22.4 Cokemaking Clairton – 4.3 Gary BF #4 BF #6 BF #8 BF #14 1.5 7.5 Granite City BF ‘A’ BF ‘B’ 1.4 2.8 Mon Valley BF #1 BF #3 – 2.9 Košice BF #3BF #2BF #1 – 5.0 Fairfield EAF steelmaking / seamless pipe – 0.90 Lorain #3 seamless pipe 0.38 0.38 Lone Star #1 ERW #2 ERW 0.79 0.79 Idled Total Capability1 M in i M il l Big River Steel EAF #1 EAF #2 – 3.3 221 Raw steel capability, except at Minntac and Keetac (iron ore pellet capability), Clairton (coke capability), Lorain, and Lone Star (pipe capability). Global operating footprint Idled

Cash and liquidity $938 $682 $138 $4,090 $3,505 YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 Cash from Operations $ Millions Cash and Cash Equivalents $ Millions Total Estimated Liquidity $ Millions Net Debt $ Millions $1,000 $749 $1,985 $2,522 $3,504 YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 $2,830 $2,284 $3,153 $4,971 $5,925 YE 2018 YE 2020YE 2019 YE 2021 YE 2022 $1,381 $2,892 $2,902 $1,369 $473 YE 2020YE 2019YE 2018 YE 2021 YE 2022 23Note: For reconciliation of non-GAAP amounts see Appendix.

APPENDIX

Additional Big River Steel LLC[1] summary data

$ millions

		4Q 2022
Income Statement	Customer Sales	$524M
	Intersegment Sales	$29M
	Net Sales	$553M
	EBIT[2]	($72)M
Balance Sheet	Cash and cash equivalents	$352M
	Total Assets	$3,566M
	2029 senior secured notes	$720M
	Environmental revenue bonds	$752M
	Financial leases and all other obligations	$24M
	Fair value step up[3]	$120M
	Total Debt[3]	$1,616M
Cash Flow	Depreciation	$35M
	Capital Expenditures[4]	$113M

United States Steel Corporation

[1] Unless otherwise noted, amounts shown are reflected in Big River Steel LLC, the operating unit of the Big River Steel companies that reside within the Mini Mill segment. [2] Earnings before interest and income taxes.
[3] The debt amounts reflect aggregate principal amounts. The fair value step up represents the excess of fair value over book value when Big River Steel was purchased. The fair value step-up is recorded in Big River Steel Holdings LLC. The fair value step up is shown as it is related to the debt amounts in Big River Steel LLC. [4] Excludes capital expenditures for BR2 and air separation unit.

25

Reconciliation of segment EBITDA

Flat-Rolled ($ millions)	4Q 2021	1Q 2022	2Q 2022	3Q 2022	4Q 2022[1]	FY 2021	FY 2022[1]
Segment earnings before interest and income taxes	$890	$513	$777	$505	$159	$2,630	$1,951
Depreciation and amortization	127	123	125	126	125	491	499
Flat-Rolled Segment EBITDA	$1,017	$636	$902	$631	$284	$3,121	$2,450

Mini Mill ($ millions)	4Q 2021	1Q 2022	2Q 2022	3Q 2022	4Q 2022	FY 2021	FY 2022
Segment earnings before interest and income taxes	$366	$278	$270	$1	($68)	$1,206	$481
Depreciation and amortization	41	40	39	39	40	151	158
Mini Mill Segment EBITDA	$407	$318	$309	$40	($28)	$1,357	$639

U. S. Steel Europe ($ millions)	4Q 2021	1Q 2022	2Q 2022	3Q 2022	4Q 2022	FY 2021	FY 2022
Segment earnings before interest and income taxes	$269	$264	$280	($32)	($68)	$975	$444
Depreciation and amortization	24	23	22	20	20	98	85
U. S. Steel Europe Segment EBITDA	$293	$287	$302	($12)	($48)	$1,073	$529

Tubular ($ millions)	4Q 2021	1Q 2022	2Q 2022	3Q 2022	4Q 2022	FY 2021	FY 2022
Segment (loss) earnings before interest and income taxes	$30	$77	$107	$155	$205	$1	$544
Depreciation and amortization	12	12	12	12	12	47	48
Tubular Segment EBITDA	$42	$89	$119	$167	$217	$48	$592

Other ($ millions)	4Q 2021	1Q 2022	2Q 2022	3Q 2022	4Q 2022	FY 2021	FY 2022
Segment (loss) earnings before interest and income taxes	($31)	$7	($12)	$21	$6	($11)	$22
Depreciation and amortization	0	0	0	1	0	4	1
Other Segment EBITDA	($31)	$7	($12)	$22	$6	($7)	$23

United States Steel Corporation

[1] The $67 million adjustment for costs related to the United Steelworkers' labor agreement for the quarter ended December 31, 2022 includes $3 million for retroactive wage increases applicable to the month of September 2022. This amount is included as an adjustment for the fourth quarter period as it pertains to wages earned in the third quarter of 2022. This $3 million impact is not included as an adjustment for the year ended December 31, 2022.

26

Net Debt ($ millions) YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 Short-term debt and current maturities of long-term debt $65 $14 $192 $28 $63 Long-term debt, less unamortized discount and debt issuance costs 2,316 3,627 4,695 3,863 3,914 Total Debt $2,381 $3,641 $4,887 $3,891 $3,977 Less: Cash and cash equivalents 1,000 749 1,985 2,522 3,504 Net Debt $1,381 $2,892 $2,902 $1,369 $473 Reconciliation of net debt 27

Reconciliation of reported and adjusted net earnings

($ millions)	4Q 2021	1Q 2022	2Q 2022	3Q 2022	4Q 2022	FY 2021	FY 2022
Reported net earnings attributable to U. S. Steel	$1,069	$882	$978	$490	$174	$4,174	$2,524
Debt extinguishment	10	—	—	(2)	—	290	(2)
Asset impairment charges	245	6	151	—	6	273	163
Restructuring and other charges	91	17	17	23	(9)	128	48
Gain on sale of Transtar	—	—	—	—	—	(506)	—
Losses (gains) on assets sold and previously held investments	1	—	—	—	(6)	(118)	(6)
Pension de-risking	93	—	—	—	(3)	93	(3)
Environmental remediation charges	43	—	—	—	—	43	—
United Steelworkers labor agreement signing bonus and related costs[1]	—	—	—	—	67	—	64
Other charges, net	(1)	(2)	—	13	13	35	24
Tax effect of adjusted items[2]	(121)	(5)	(42)	(8)	(16)	(12)	(70)
Adjusted net earnings attributable to U. S. Steel	$1,430	$898	$1,104	$516	$226	$4,400	$2,742

[1] The 2022 Labor Agreements include retroactive wage increases. A charge of $3 million pertaining to wages for the month of September 2022 was recognized during the three months ended December 31, 2022. This charge is included as an adjustment to net earnings for the three months ended December 31, 2022, however this amount is not included as an adjustment to net earnings for the year ended December 31, 2022.

[2] The tax impact of adjusted items is calculated using a blended tax rate of 24% for U.S. domestic items and a tax rate of 21% for items pertaining to USSE.

Note 1: The reported net earnings attributable to U. S. Steel for the three and twelve months ended December 31, 2021 and for the twelve months ended December 31, 2022 includes income tax benefits of $513 million, $633 million and $7 million, respectively, from the reversals of net valuation allowances. These items were presented as adjustments to arrive at Adjusted net earnings attributable to U. S. Steel in prior period presentations. The reconciliations for the three and twelve months ended December 31, 2021 presented above have been recast to reflect the removal of these adjustments in accordance with Securities and Exchange Commission guidance.

Note 2: Full-year numbers may not crossfoot due to rounding.

United States Steel Corporation

28

Reconciliation of adjusted EBITDA

($ millions)	4Q 2021	1Q 2022	2Q 2022	3Q 2022	4Q 2022	FY 2021	FY 2022
Reported net earnings attributable to U. S. Steel	$1,069	$882	$978	$490	$174	$4,174	$2,524
Income tax (benefit) expense	(54)	246	284	154	51	170	735
Net interest and other financial costs	130	(10)	(8)	(30)	(51)	602	(99)
Reported earnings before interest and income taxes	$1,145	$1,118	$1,254	$614	$174	$4,946	$3,160
Depreciation, depletion and amortization expense	204	198	198	198	197	791	791
EBITDA	$1,349	$1,316	$1,452	$812	$371	$5,737	$3,951
Asset impairment charges	245	6	151	—	6	273	163
Restructuring and other charges	91	17	17	23	(9)	128	48
Losses (gains) on assets sold & previously held investments	1	—	—	—	(6)	(118)	(6)
Gain on sale of Transtar	—	—	—	—	—	(506)	—
United Steelworkers labor agreement signing bonus and related costs[1]	—	—	—	—	67	—	64
Environmental remediation charges	43	—	—	—	—	43	—
Other charges, net	(1)	(2)	—	13	2	35	13
Adjusted EBITDA	$1,728	$1,337	$1,620	$848	$431	$5,592	$4,233

United States Steel Corporation

[1] The 2022 Labor Agreements include retroactive wage increases. A charge of $3 million pertaining to wages for the month of September 2022 was recognized during the three months ended December 31, 2022. This charge is included as an adjustment to net earnings for the three months ended December 31, 2022, however this amount is not included as an adjustment to net earnings for the year ended December 31, 2022.

29

INVESTOR RELATIONS Kevin Lewis Vice President 412-433-6935 klewis@uss.com Eric Linn Director 412-433-2385 eplinn@uss.com www.ussteel.com @USS_Investors